UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 18, 2008

MutualFirst Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-27905	35-2085640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. Charles Street Muncie, Indiana		47305-2419
(Address of Principal Executive Offices)		(Zip Code)

(765) 747-2800
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 24, 2008, MutualFirst Financial, Inc. (“MutualFirst”) filed a Current Report on Form 8-K to report the completion of its acquisition of MFB Corp. (“MFB”). In that filing, MutualFirst indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01.  This amendment is being filed to provide such financial information.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of MFB as of September 30, 2007 and 2006 and for each of the three years in the three-year period ended September 30, 2007 are filed as Exhibit 99.2 (incorporated herein by reference to MFB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007).

The unaudited consolidated condensed balance sheet of MFB as of June 30, 2008 and the unaudited consolidated condensed statements of income, stockholders' equity and cash flows of MFB for the nine months ended June 30, 2008 and 2007 are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information required by this Item is filed as Exhibit 99.4 and is incorporated herein by reference.

(d)	Exhibits

	23.1	Consent of Crowe Horwath LLP

99.2
Audited consolidated financial statements of MFB as of September 30, 2007 and 2006 and for each of the three years in the three-year period ended September 30, 2007 (incorporated herein by reference to MFB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (File No. 001-12279))

99.3
Unaudited consolidated condensed balance sheet of MFB as of June 30, 2008 and unaudited consolidated condensed statements of income, stockholders' equity and cash flows of MFB for the nine months ended June 30, 2008 and 2007

	99.4	Unaudited pro forma combined condensed consolidated financial information as of June 30, 2008 and for the six months and year ended June 30, 2008 and December 31, 2007, respectively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2008	MUTUALFIRST FINANCIAL, INC.

	By:	/s/ David W. Heeter
David W. Heeter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Crowe Horwath LLP
99.2
Audited consolidated financial statements of MFB as of September 30, 2007 and 2006 and for each of the three years in the three-year period ended September 30, 2007 (incorporated herein by reference to MFB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 (File No. 001-12279))

99.3
Unaudited consolidated condensed balance sheet of MFB as of June 30, 2008 and unaudited consolidated condensed statements of income, stockholders' equity and cash flows of MFB for the nine months ended June 30, 2008 and 2007

99.4	Unaudited pro forma combined condensed consolidated financial information as of June 30, 2008 and for the six months and year ended June 30, 2008 and December 31, 2007, respectively